UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 4, 2025
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2025-5C7

(Central Index Key Number 0002093119)

(Exact name of issuing entity)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)
BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)
Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)
Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

UBS AG

(Central Index Key Number 0001685185)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-282099-09	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On December 4, 2025, Wells Fargo Securities, LLC (“WFS”), J.P. Morgan Securities LLC (“JPMS”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert”) entered into an agreement, dated as of December 4, 2025, among Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, WFS, JPMS, CGMI, GS&Co., UBS Securities, SGAS, Academy, Drexel and Siebert as underwriters (WFS, JPMS, CGMI, GS&Co., UBS Securities, SGAS, Academy, Drexel and Siebert, collectively in such capacity, the “Underwriters”), and Wells Fargo Bank, National Association (“WFB”) (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about December 18, 2025.  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $672,485,000.

On or about December 18, 2025, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2025-5C7 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2025-5C7, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of December 1, 2025 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity are expected to include several mortgage loans which are part of whole loans. Each whole loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such whole loan, the terms of which are described under “DESCRIPTION OF THE MORTGAGE POOL—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto, as described in the following table. Moreover, certain of such whole loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the affected whole loans under such Non-Serviced PSAs, see “POOLING AND SERVICING AGREEMENT—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Mall at Bay Plaza	4.8	N/A
City Square White Plains	4.9	4.2
Capital Storage Portfolio	4.10	N/A
Empire Mall	4.11	N/A

Hilton Daytona Beach Oceanfront Resort	4.12	N/A
Walgreens Retail Portfolio	4.13	4.3
Crossgates Mall	4.14	N/A(1)
Central Arts Plaza	4.15	4.2
80 International Drive	4.16	4.4
CFS Industrial HQ	4.17	4.5(2)
Dunbar Apartments	4.18	4.6
Marriott Melville	4.19	4.7

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the related pooling and servicing agreement, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR and Class R Certificates (collectively, the “Privately Offered Certificates”), (iii) the Class MBP-C, Class MBP-D, Class MBP-E, Class MBP-F, Class MBP-G and Class MBP-HRR Certificates (collectively, the “Mall at Bay Plaza Loan-Specific Certificates”) and (iv) the Class CG-A, Class CG-X, Class CG-B, Class CG-C, Class CG-D and Class CG-HRR Certificates (collectively, the “Crossgates Mall Loan-Specific Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about December 18, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be twenty-five (25) fixed rate mortgage loans (the “Mortgage Loans”), a subordinate interest in one commercial mortgage loan (the “Mall at Bay Plaza Trust Subordinate Companion Loan”) and a subordinate interest in one commercial mortgage loan (the “Crossgates Mall Trust Subordinate Companion Loan” and, together with the Mall at Bay Plaza Trust Subordinate Companion Loan, the “Trust Subordinate Companion Loans”) secured by mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee estate of the related borrower in two hundred sixty-five (265) commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from WFB pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between the Registrant and WFB, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Zions Bancorporation, N.A. (“ZBNA”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between the Registrant and ZBNA, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between the Registrant and CREFI, an executed version of which is attached hereto as Exhibit 99.3; certain of the Mortgage Loans and the Mall at Bay Plaza Trust

Subordinate Companion Loan are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 2, 2025, between the Registrant and JPMCB, an executed version of which is attached hereto as Exhibit 99.4; certain of the Mortgage Loans and the Crossgates Mall Trust Subordinate Companion Loan are expected to be acquired by the Registrant from UBS AG New York Branch (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between the Registrant and UBS, an executed version of which is attached hereto as Exhibit 99.5; certain of the Mortgage Loans are expected to be acquired by the Registrant from BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, among the Registrant, BSPRT and Franklin BSP Realty Trust, Inc., an executed version of which is attached hereto as Exhibit 99.6; certain of the Mortgage Loans are expected to be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between the Registrant and GSMC, an executed version of which is attached hereto as Exhibit 99.7; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between the Registrant and UBS, an executed version of which is attached hereto as Exhibit 99.8.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans and the Trust Subordinate Companion Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $99,378,063, by the Registrant to WFS, JPMS, CGMI, GS&Co., UBS Securities, SGAS, Academy, Drexel and Siebert (collectively in such capacity, the “Pooled Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of December 4, 2025, among the Registrant, as depositor, the Pooled Initial Purchasers, as initial purchasers, and WFB, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, (iii) the sale of the Mall at Bay Plaza Loan-Specific Certificates, having an aggregate initial principal amount of $110,000,000 by the Registrant to JPMS (in such capacity, the “Mall at Bay Plaza Loan-Specific Initial Purchaser”) pursuant to a Certificate Purchase Agreement, dated as of December 2, 2025, among the Registrant, as depositor, the Mall at Bay Plaza Loan-Specific Initial Purchaser, as initial purchaser, and WFB, which Mall at Bay Plaza Loan-Specific Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, and (iv) the sale of the Crossgates Mall Loan-Specific Certificates, having an aggregate initial principal amount of $68,000,000, by the Registrant to UBS Securities (in such capacity, the “Crossgates Mall Loan-Specific Initial Purchaser”) pursuant to a Certificate Purchase Agreement, dated as of December 5, 2025, among the Registrant, as depositor, the Crossgates Mall Loan-Specific Initial Purchaser, as initial purchaser, and WFB, which Crossgates Mall Loan-Specific Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 5, 2025 and as filed with the Securities and Exchange Commission on December 8, 2025 (the “Prospectus”). In connection with such

Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated December 5, 2025.

The related registration statement (file no. 333-282099) was originally declared effective on December 2, 2024.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of December 4, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, UBS Securities LLC, SG Americas Securities, LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of November 12, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as servicer, Situs Holdings, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of October 1, 2025, among GS Mortgage Securities Corporation II, as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of September 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Agreement Between Note Holders, dated as of November 19, 2025, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of October 27, 2025, by and between BSPRT CMBS Finance, LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of October 1, 2025, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of October 1, 2025, between Wells Fargo Bank, National Association, as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of September 25, 2025, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of November 4, 2025, by and among Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-2-1 Holder, Initial Note A-3-1 Holder and Initial Note B-1-1 Holder, and UBS AG New York Branch, as Initial Note A-1-2 Holder, Initial Note A-2-2 Holder, Initial Note A-3-2 Holder and Initial Note B-1-2 Holder.
Exhibit 4.14	Agreement Between Noteholders, dated as of December 3, 2025, by and between UBS AG New York Branch, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-5 Holder and, collectively, Senior Noteholder, and UBS AG New York Branch, as Junior Noteholder.

Exhibit 4.15	Agreement Between Note Holders, dated as of October 24, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.16	Agreement Between Noteholders, dated as of September 17, 2025, by and among UBS AG New York Branch, in its capacity as initial owner of Note A-1-1, as the initial agent, as initial owner of Note A-1-2, as initial owner of Note A-1-3, as initial owner of Note A-1-4, and Wells Fargo Bank, National Association, as initial owner of Note A-2-1, as initial owner of Note A-2-2, as initial owner of Note A-2-3 and as initial owner of Note A-2-4.
Exhibit 4.17	Agreement Between Noteholders, dated as of October 9, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of August 6, 2025, between 3650 Capital SCF LOE I, LLC, as Initial Note A-1-A Holder, Initial Note A-1-B Holder and Initial Note A-1-C Holder, and Societe Generale Financial Corporation, as Initial Note A-2-A Holder, Initial Note A-2-B Holder, Initial Note A-2-C Holder and Initial Note A-2-D Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of November 20, 2025, by and between JPMorgan Chase Bank, National Association, as Note A-1 Holder and Note A-2 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 5, 2025, which such certification is dated December 5, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Zions Bancorporation, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of December 2, 2025, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Societe Generale Financial Corporation, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2025	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1

Underwriting Agreement, dated as of December 4, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, UBS Securities LLC, SG Americas Securities, LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC, as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1	Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Pooling and Servicing Agreement, dated and effective as of November 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.3

Trust and Servicing Agreement, dated as of November 12, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as servicer, Situs Holdings, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor.

(E)
4.4

Pooling and Servicing Agreement, dated and effective as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.5

Pooling and Servicing Agreement, dated as of October 1, 2025, among GS Mortgage Securities Corporation II, as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.6

Pooling and Servicing Agreement, dated and effective as of September 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

(E)
4.7

Pooling and Servicing Agreement, dated and effective as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Deutsche Bank National Trust Company, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

(E)
4.8

Agreement Between Note Holders, dated as of November 19, 2025, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.

(E)
4.9

Co-Lender Agreement, dated as of October 27, 2025, by and between BSPRT CMBS Finance, LLC, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10

Co-Lender Agreement, dated as of October 1, 2025, by and among Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder.

(E)
4.11

Co-Lender Agreement, dated as of October 1, 2025, between Wells Fargo Bank, National Association, as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, and German American Capital Corporation, as Note A-4 Holder.

(E)
4.12	Agreement Between Note Holders, dated as of September 25, 2025, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder and Initial Note A-2 Holder.
4.13

Co-Lender Agreement, dated as of November 4, 2025, by and among Wells Fargo Bank, National Association, as Initial Note A-1-1 Holder, Initial Note A-2-1 Holder, Initial Note A-3-1 Holder and Initial Note B-1-1 Holder, and UBS AG New York Branch, as Initial Note A-1-2 Holder, Initial Note A-2-2 Holder, Initial Note A-3-2 Holder and Initial Note B-1-2 Holder.

4.14

Agreement Between Noteholders, dated as of December 3, 2025, by and between UBS AG New York Branch, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-5 Holder and, collectively, Senior Noteholder, and UBS AG New York Branch, as Junior Noteholder.

4.15	Agreement Between Note Holders, dated as of October 24, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Initial Note A-2 Holder.

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.16

Agreement Between Noteholders, dated as of September 17, 2025, by and among UBS AG New York Branch, in its capacity as initial owner of Note A-1-1, as the initial agent, as initial owner of Note A-1-2, as initial owner of Note A-1-3, as initial owner of Note A-1-4, and Wells Fargo Bank, National Association, as initial owner of Note A-2-1, as initial owner of Note A-2-2, as initial owner of Note A-2-3 and as initial owner of Note A-2-4.

4.17	Agreement Between Noteholders, dated as of October 9, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder
4.18

Agreement Between Note Holders, dated as of August 6, 2025, between 3650 Capital SCF LOE I, LLC, as Initial Note A-1-A Holder, Initial Note A-1-B Holder and Initial Note A-1-C Holder, and Societe Generale Financial Corporation, as Initial Note A-2-A Holder, Initial Note A-2-B Holder, Initial Note A-2-C Holder and Initial Note A-2-D Holder.

4.19	Co-Lender Agreement, dated as of November 20, 2025, by and between JPMorgan Chase Bank, National Association, as Note A-1 Holder and Note A-2 Holder.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 5, 2025, which such certification is dated December 5, 2025.	(E)
99.1

Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.2	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Zions Bancorporation, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Citi Real Estate Funding Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4

Mortgage Loan Purchase Agreement, dated and effective as of December 2, 2025, between JPMorgan Chase Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between UBS AG, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.6

Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

(E)
99.7	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Goldman Sachs Mortgage Company, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.8	Mortgage Loan Purchase Agreement, dated and effective as of December 4, 2025, between Societe Generale Financial Corporation, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)